                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K
                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: February 15, 2000

                            CAPITAL ONE MASTER TRUST
                                CAPITAL ONE BANK
             (Exact name of registrant as specified in its charter)



               Virginia                                       0-25762                           54-1719855
------------------------------------------                 -------------                   --------------------
     (State or other jurisdiction of                        (Commission                       (IRS Employer
               incorporation)                               File Number)                     Identification No.)

11013 West Broad Street Road, Glen Allen, Virginia                                              23060
--------------------------------------------------                                            ----------
   (Address of principal executive offices)                                                   (Zip Code)

              (Registrant's telephone number, including area code):
                                 (804) 967-1000

         (Former name or former address, if changed since last report):
                                 Not Applicable

ITEM 5.       OTHER EVENTS

              The January 2000 monthly Certificateholder's Statements to investors were distributed February 15, 2000.

ITEM 7 (c).   EXHIBITS

              The following are filed as exhibits to this Report under Exhibit
              20:

              1.     January Performance Summary

              2. Series 1995-1 Class A and Class B Certificateholder's Statements for the month of January 2000.

              3. Series 1995-3 Class A and Class B Certificateholder's Statements for the month of January 2000.

              4. Series 1996-1 Class A and Class B Certificateholder's Statements for the month of January 2000.

              5. Series 1996-2 Class A and Class B Certificateholder's Statements for the month of January 2000.

              6. Series 1996-3 Class A and Class B Certificateholder's Statements for the month of January 2000.

              7. Series 1997-1 Class A and Class B Certificateholder's Statements for the month of January 2000.

              8. Series 1997-2 Class A and Class B Certificateholder's Statements for the month of January 2000.

              9. Series 1998-1 Class A and Class B Certificateholder's Statements for the month of January 2000.

              10. Series 1998-3 Class A and Class B Certificateholder's Statements for the month of January 2000.

              11. Series 1998-4 Class A and Class B Certificateholder's Statements for the month of January 2000.

              12. Series 1999-1 Class A and Class B Certificateholder's Statements for the month of January 2000

              13. Series 1999-2 Class A and Class B Certificateholder's Statements for the month of January 2000

              14. Series 1999-3 Class A and Class B Certificateholder's Statements for the month of January 2000

              15.    Trust Excess Spread Analysis

                                    SIGNATURE

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned there-unto duly authorized.

                                   CAPITAL ONE MASTER TRUST

                                   By:  CAPITAL ONE BANK
                                        Servicer

                                   By:  /s/ David Willey
                                        -----------------------------------
                                        David M. Willey
                                        Senior Vice President of Corporate
                                        Financial Management

Date:  February 15, 2000

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                           ---------------------------




                                    EXHIBITS

                                       TO

                                    FORM 8-K






                            CAPITAL ONE MASTER TRUST
                                CAPITAL ONE BANK
             (Exact name of registrant as specified in its charter)

                                INDEX TO EXHIBITS

                                                                           SEQUENTIALLY
EXHIBIT                                                                    NUMBERED
NUMBER      EXHIBITS                                                       PAGE
-------     --------                                                       ------------
      1     January Performance Summary                                          06

      2     Series 1995-1 Class A and Class B Certificate-
            holder's Statements for the month of January 2000                    08

      3     Series 1995-3 Class A and Class B Certificate-
            holder's Statements for the month of January 2000                    10

      4     Series 1996-1 Class A and Class B Certificate-
            holder's Statements for the month of January 2000                    12

      5     Series 1996-2 Class A and Class B Certificate-
            holder's Statements for the month of January 2000                    14

      6     Series 1996-3 Class A and Class B Certificate-
            holder's Statements for the month of January 2000                    16

      7     Series 1997-1 Class A and Class B Certificate-
            holder's Statements for the month of January 2000                    18

      8     Series 1997-2 Class A and Class B Certificate-
            holder's Statements for the month of January 2000                    20

      9     Series 1998-1 Class A and Class B Certificate-
            holder's Statements for the month of January 2000                    23

      10    Series 1998-3 Class A and Class B Certificate-
            holder's Statements for the month of January 2000                    26

      11    Series 1998-4 Class A and Class B Certificate-
            holder's Statements for the month of January 2000                    29

      12    Series 1999-1 Class A and Class B Certificate-
            holder's Statements for the month of January 2000                    31

      13    Series 1999-2 Class A and Class B Certificate-
            holder's Statements for the month of January 2000                    33

      14    Series 1999-3 Class A and Class B Certificate-
            holder's Statements for the month of January 2000                    35

      15    Trust Excess Spread Analysis                                         37